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                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(S)

      1. PARKCENTRAL CAPITAL MANAGEMENT, L.P.


        ITEM                                       INFORMATION
Name:                                  Parkcentral Capital Management, L.P.

Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

Designated Filer:                      Parkcentral Global Hub Limited

Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

Date of Earliest Transaction           December 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed      NA
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:      /s/ David Radunsky
                                              -------------------------------
                                       Name:  David Radunsky
                                       Title: Chief Operating Officer
                                       Date:  January 31, 2007

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      2. PETRUS SECURITIES, L.P.


    ITEM                                      INFORMATION
Name:                                  Petrus Securities, L.P.

Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

Designated Filer:                      Parkcentral Global Hub Limited

Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

Date of Earliest Transaction           December 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed      NA
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:        /s/ David Radunsky
                                                -------------------------------
                                       Name:    David Radunsky
                                       Title:   Chief Operating Officer
                                       Date:    January 31, 2007





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      3. HILL AIR COMPANY I, LLC

       ITEM                                    INFORMATION

Name:                                  Hill Air Company I, LLC

Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

Designated Filer:                      Parkcentral Global Hub Limited

Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

Date of Earliest Transaction           December 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed      NA
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:        /s/ David Radunsky
                                                -------------------------------
                                       Name:    David Radunsky
                                       Title:   Chief Operating Officer
                                       Date:    January 31, 2007







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      4. STEVEN BLASNIK

      ITEM                                     INFORMATION

Name:                                  Steven Blasnik

Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

Designated Filer:                      Parkcentral Global Hub Limited

Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

Date of Earliest Transaction           December 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed      NA
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:    /s/ Steven Blasnik
                                              -------------------------------
                                       Name:  Steven Blasnik
                                       Date:  January 31, 2007





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